                                                                   EXHIBIT 99.20

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER: 01-10977 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
--------------------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.     CASE NUMBER:  01-10977 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to November Monthly Operating Report



                                     Summary Of Bank, Investment & Petty Cash Accounts          Attachment 1
                                         Great Pacific NW Cruise Line, L.L.C.
Summary                                         Case No: 01-10977 (JCA)                          Unaudited
Great Pacific NW Cruise Line, LLC             For Month Of November, 2002


                                                  Balances
                                      -------------------------------      Receipts &         Bank
                                          Opening          Closing       Disbursements      Statements      Account
Account                               As Of 11/01/02   As Of 11/30/02      Included          Included     Reconciled
-------                               --------------   --------------    -------------      ----------    ----------

Great Pacific NW Cruise Line                 0.00             0.00         No -             No -             No -
Payroll                                                                    Account          Account          Account
U.S. Bank                                                                  Closed           Closed           Closed
Account # - 153390417191

Great Pacific NW Cruise Line                 0.00             0.00         No -             No -             No -
Steamer                                                                    Account          Account          Account
U.S. Bank                                                                  Closed           Closed           Closed
Account # - 153390417191

Great Pacific NW Cruise Line                 0.00             0.00         No -             No - Not         No -
Columbia Queen Petty Cash                                                  No Activity      Concentration    No Activity
                                                                                            Account

                                                                    Attachment 2
                            Receipts & Disbursements
                      Great Pacific NW Cruise Line, L.L.C.
Summary                      Case No: 01-10977 (JCA)
Great Pacific NW           For Month Of November, 2002
Cruise Line, LLC
Attach 2


             No Receipts Or Disbursements Due To All Accounts Closed

                                                                    Attachment 3
                  Concentration & Investment Account Statements
                      Great Pacific NW Cruise Line, L.L.C.
Summary                        Case No: 01-10977 (JCA)
Great Pacific NW             For Month Of November, 2002
Cruise Line, LLC
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                            Date: 11-DEC-02 16:48:32
INCOME STATEMENT - ATTACHMENT 4                 Page:   1
Current Period: NOV-02

currency USD
Company=24 (COLUMBIA QUEEN)
                                                     PTD-Actual
                                                      30-Nov-02
                                                   ---------------
Revenue
Gross Revenue                                              0.00
Allowances                                                 0.00
                                                    -----------
Net Revenue                                                0.00

Operating Expenses
Air                                                        0.00
Hotel                                                      0.00
Commissions                                                0.00
Onboard Expenses                                           0.00
Passenger Expenses                                         0.00
Vessel Expenses                                            0.00
Layup/Drydock Expense                                      0.00
Vessel Insurance                                       1,048.26
                                                    -----------
Total Operating Expenses                               1,048.26
                                                    -----------
Gross Profit                                          (1,048.26)

SG&A Expenses
Sales & Marketing                                          0.00
Start-Up Costs                                             0.00
                                                    -----------
Total SG&A Expenses                                        0.00
                                                    -----------
EBITDA                                                (1,048.26)

Depreciation                                               0.00
                                                    -----------
Operating Income                                      (1,048.26)

Other Expense/(Income)
Interest Income                                            0.00
Equity in Earnings for Sub                                 0.00
Reorganization expenses                                    0.00
                                                    -----------
Total Other Expense/(Income)                               0.00
                                                    -----------
Net Pretax Income/(Loss)                              (1,048.26)

Income Tax Expense                                         0.00
                                                    -----------
Net Income/(Loss)                                     (1,048.26)
                                                    ===========



AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:54:19
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: NOV-02

currency USD
Company=24 (COLUMBIA QUEEN)



                                                      YTD-Actual                     YTD-Actual
                                                      30-Nov-02                       22-Oct-01
                                                    --------------                 ------------
ASSETS
Cash and Equivalent                                           0.00                    31,623.21

Restricted Cash                                               0.00                         0.00

Accounts Receivable                                           0.00                    11,425.61

Inventories                                                   0.00                   199,562.38

Prepaid Expenses                                              0.00                     2,800.00

Other Current Assets                                          0.00                         0.00
                                                    --------------                -------------

Total Current Assets                                          0.00                   245,411.20


Fixed Assets                                                  0.00                45,093,524.95

Accumulated Depreciation                                      0.00                (1,870,234.50)
                                                    --------------                -------------
Net Fixed Assets                                              0.00                43,223,290.45


Net Goodwill                                                  0.00                         0.00

Intercompany Due To/From                            (10,170,593.30)               (9,983,225.62)

Net Deferred Financing Fees                                   0.00                 2,545,011.02

Net Investment in Subsidiaries                                0.00                         0.00

Other Non Current Assets                             12,000,000.00                         0.00
                                                    --------------                -------------
Total Other Assets                                    1,829,406.70                (7,438,214.60)

                                                    --------------                -------------
Total Assets                                          1,829,406.70                36,030,487.05
                                                    ==============                =============

AMCV US SET OF BOOKS                                  Date: 11-DEC-02 16:54:19
BALANCE SHEET - ATTACHMENT 5                          Page: 2
Current Period: NOV-02

currency USD
Company=24 (COLUMBIA QUEEN)


                                                      YTD-Actual                      YTD-Actual
                                                      30-Nov-02                       22-Oct-01
                                                   ---------------                  ------------
LIABILITIES
Accounts Payable                                            235.00                       180.00

Accrued Liabilities                                           0.00                   331,444.68

Deposits                                                      0.00                         0.00
                                                    --------------               --------------
Total Current Liabilities                                   235.00                   331,624.68

Long Term Debt                                                0.00                         0.00

Other Long Term Liabilities                                   0.00                         0.00
                                                    --------------               --------------
Total Liabilities                                           235.00                   331,624.68


Liabilities Subject to Compromise                    37,726,764.76                37,792,814.64


OWNER'S EQUITY

Common Stock                                                  0.00                         0.00

Add'l Paid In Capital                                         0.00                         0.00

Current Net Income (Loss)                           (33,712,687.25)                   18,578.51

Retained Earnings                                    (2,184,905.81)               (2,112,530.78)
                                                   ---------------               --------------
Total Owner's Equity                                (35,897,593.06)               (2,093,952.27)
                                                   ---------------               --------------
Total Liabilities & Equity                            1,829,406.70                36,030,487.05
                                                   ===============               ==============

GREAT PACIFIC NW CRUISE LINE, LLC                                  01-10977(JWV)

                                  ATTACHMENT 6
                    SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                     FOR THE MONTH ENDED NOVEMBER 30, 2002

                                                           BEGINNING                                                  ENDING
AFFILIATE NAME                            CASE NUMBER        BALANCE             DEBITS           CREDITS             BALANCE

American Classic Voyages Co.                  01-10954      15,472,508.20                  --                --      15,472,508.20

AMCV Cruise Operations, Inc.                  01-10967      (9,434,276.58)                 --                --      (9,434,276.58)

The Delta Queen Steamboat Co.                 01-10970       8,350,095.04                  --          1,048.26       8,349,046.78

DQSB II, Inc.                                 01-10974            (339.49)                 --                --            (339.49)

Great AQ Steamboat, L.L.C                     01-10960          (5,552.79)                 --                --          (5,552.79)

Great River Cruise Line, L.L.C                01-10963          (4,812.08)                 --                --          (4,812.08)

Great Ocean Cruise Line, L.L.C                01-10959         (10,219.55)                 --                --         (10,219.55)

Cruise America Travel, Incorporated           01-10966        (674,733.24)                 --                --        (674,733.24)

Delta Queen Coastal Voyages, L.L.C            01-10964         118,887.26                  --                --         118,887.26

Cape May Light, L.L.C                         01-10961           5,380.67                  --                --           5,380.67

Project America, Inc.                              N/A         (27,500.00)                 --                --         (27,500.00)

Oceanic Ship Co.                                   N/A           1,701.33                  --                --           1,701.33

Project America Ship I, Inc.                       N/A         291,567.65                  --                --         291,567.65

Ocean Development Co.                         01-10972     (24,185,738.20)                 --                --     (24,185,738.20)

Great Hawaiian Properties Corporation         01-10971         (66,513.26)                 --                --         (66,513.26)
                                                         ----------------    ----------------  ----------------   ----------------
                                                           (10,169,545.04)                 --          1,048.26     (10,170,593.30)
                                                         ================    ================  ================   ================

                      Great Pacific NW Cruise Line, L.L.C.
                                 01-10977 (JWV)





                            Accounts Receivable Aging
                             As of November 30, 2002







                                  Attachment 7




                                 Not Applicable

                                 COLUMBIA QUEEN
                                AP-STEAMER CHECKS


                               24-000-221300-00000


                                   NOVEMBER-02



OUTSTANDING CHECKS:


                     1566 K Tinnin (American Express)               180.00
                     1611 Charles Saporiti                           55.00
                                                              ------------
                     TOTAL PER G/L:                                 235.00
                                                              ============




                                 ATTACHMENT # 8

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.     CASE NUMBER:  01-10977 (JWV)



                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.